UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2018

CURE PHARMACEUTICAL HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-204857	37-1765151
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1620 Beacon Place

Oxnard, CA 93033

(Address of principal executive offices)

Registrant’s telephone number, including area code: (805) 824-0410

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Matters.

On November 21, 2018, CURE Pharmaceutical Corporation, a wholly-owned subsidiary of CURE Pharmaceutical Holding Corp., (the “Company”) obtained a new registration with the U.S. Drug Enforcement Administration as a manufacturer authorized to handle Schedule 1 controlled substances. With this license, the Company will develop and manufacture cannabinoid-based pharmaceutical products using its CUREfilm technology, such as dronabinol-based oral thin films. Per 21 CFR § 1304.33, this registration now requires the Company to report certain acquisition and distribution activities, along with inventory and manufacturing activities, to the ARCOS Unit of the Drug Enforcement Administration.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURE PHARMACEUTICAL HOLDING CORP.

Dated: November 23, 2018	By:	/s/ Rob Davidson
	Name:	Rob Davidson
	Title:	Chief Executive Officer

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